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                           YARDVILLE NATIONAL BANCORP
                             1988 STOCK OPTION PLAN

(1.) Purposes of Plan.

         This 1988 Stock Option Plan (the "Plan") is designed to assist Yardville National Bancorp (the "Company") in attracting and retaining highly qualified persons as Employees of the Company and its Subsidiaries and to provide such key employees with incentives to contribute to the growth and development of the business of the Company.

         This Plan will be effected through the granting of stock options on the terms and conditions hereinafter provided, which options are intended to qualify as "incentive stock options" within the meaning of section 422A of the Internal Revenue Code of 1986, as amended.

(2.) Definitions

         Unless the context otherwise indicates the following terms have the following meanings:

         "Board" - means the Board of Directors of the Company.

         "Code" - means the Internal Revenue Code of 1986, as the same may from time to time be amended.

         "Committee" - means the Committee referred to in Section 4 hereof.

         "Common Stock" - means the Common Stock, no par value, of the Company.

         "Designated Beneficiary" - means the person designated by an optionee to be entitled on his death to any remaining rights arising out of an option, such designation to be made in accordance with such regulations as the Committee may implement from time to time.

         "Employee" - means any employee (including an officer) of the Company or any subsidiary of the Company.

         "Fair Market Value" - means the fair market value of Common Stock as determined by the Committee in a manner consistent with the Code and any regulations thereunder.

         "Incentive Stock Options" - means stock options which constitute incentive stock options within the meaning of Section 422A, or any successor section, of the Code having the provisions specified in the Plan for such incentive stock options and otherwise qualifies as a "Non Employee director" under Rule 16b-3 under the Exchange Act.

         "Parent" - means "parent corporation" as defined in Section 425(e), or any successor section, of the Code.

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         "Stock Option Agreement"-- means a stock option agreement entered into pursuant to the Plan substantially in the form of Exhibit A hereto.

         "Subsidiary" - means "subsidiary corporation" as defined in Section 425(f), or any successor section, of the Code.

         "Ten Percent Stockholder" - shall mean any person who, immediately after any option is granted to such person owns, within the meaning of
         Section 422A(b) (6) (or any successor section of the Code) more than 10% of the total combined voting power of all classes of stock of the Company, its parent, if any, or its Subsidiaries.


(3.) Stock Subject to Plan.

         The shares to be issued upon exercise of the options granted under the Plan shall be Common Stock. The maximum number of shares of Common Stock for which options may be granted under the Plan shall be 22,000 shares (subject to adjustment as provided in section 10 hereof). The Common Stock to be issued upon exercise of the options may be authorized but unissued shares or treasury shares, as determined from time to time by the Committee. If any option granted under the Plan shall expire or terminate for any reason whatsoever without having been exercised in full, the unpurchased shares of Common Stock previously subject to such option shall become available for new options.


(4.) Administration.

                  (a) The Plan shall be administered by a Stock Option Committee of not less than two Directors. The Board shall annually appoint the members of the Stock Option Committee at the annual organizing meeting of the Board.

                  (b) The Board shall fill all vacancies on the Committee and may remove any member of the Committee at any time with or without cause. The Committee shall select its own chairman and shall adopt, alter or repeal such rules and procedures as it may deem proper and shall hold its meetings at such times and places as it may determine. The Committee shall keep minutes of its proceedings. Action by a majority of the Committee members present at any meeting at which a quorum is present, or action approved in writing by all members of the Committee without a meeting, shall constitute the acts of the Committee.

                  (c) Subject to the provisions of the Plan, the Committee shall have the full and final authority to (i) determine the Employees to whom, and the times at which, options shall be granted and the number of shares subject to each option; (ii) prescribe, amend and determine the provisions of options granted under the Plan (which need not be identical) and, with the consent of the holder thereof, amend or modify any option; (iii) determine the provisions

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of options granted under the Plan (which need not be identical) and, with the consent of the holder thereof, amend or modify any option; (iv) interpret the Plan and the respective options; and (v) make all other determinations necessary or advisable for administering the Plan. All determinations and interpretations by the Committee shall be binding upon all parties. No member of the Committee or the Board shall be liable for any action or determination made in good faith in respect of the Plan or any option granted under it.

         (d) The provisions of this Section 4 shall survive any termination of the Plan.

(5.) Eligibility for Award of Options.

         (a) Options may be granted only to officers and other key employees of the Company and its Subsidiaries. Any reference in the Plan to "employment by the Company" shall also be deemed to include employment by any Subsidiary of the Company. Determination by the Committee or the Board as to who are eligible employees shall be conclusive.

         (b) A person who is a director of the Company, or any subsidiary, shall not be considered an officer or employee for the purpose of the Plan solely because he or she is a director. However, a person who otherwise is an eligible officer or employee shall not be disqualified by virtue of being a director of the Company or any Subsidiary.

         (c) More than one option may be granted to any eligible Employee.

(6.) Option Price.

         (a) The purchase price of the Common Stock under each option shall be determined by the Committee. The purchase price shall be at least 100 percent (100%) of the fair market value of the Common Stock on the date of grant of the option. The purchase price under an option granted to an officer or employee who is a Ten Percent Stockholder shall be at least 110% of the fair market value of the Common Stock on the date of the grant of the option.

         (b) It is anticipated that the purchase price of the Common Stock under the option will be 100% of the fair market value, except that with respect to a Ten Percent Stockholder the purchase price will be 110% of the fair market value. The fair market value is expected to be the price most recently quoted by the market makers in the Common Stock. If there is no asked quotation, the fair market value is expected to be the bid quotation. If there is both a bid and asked quotation, the fair market value is expected to be the average of the bid and asked quotations. This paragraph shall not be binding on the Committee. The Committee in its discretion may issue stock options with a purchase price in excess of the fair market value and may utilize a different measure of the fair market value than that set forth here.




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(7.) Annual Limitation on Grants To One Officer or Employee.

         No option shall be granted during any calendar year to any individual under the Plan if the aggregate fair market value (as of the time the option is granted) of the Common Stock with respect to which incentive stock options are exercisable for the first time by such individual during any calendar year (under the Plan and any other plan of the Company, its Parent, if any, and its Subsidiaries) exceeds $100,000.

(8.) Terms and Exercise of Options.

         (a) Maximum 10 year Termination Date. Each option shall expire no later than ten years after the date on which it shall have been granted, but the Committee in its discretion may prescribe a shorter period for any individual option or options. Any Incentive Stock Option granted to a person who is a Ten Percent Stockholder shall terminate no later than 5 years after the date on which the option was granted. The date of termination pursuant to this paragraph is referred to hereinafter as the "termination date of the option."

         (b) Vesting.

             (i) Options shall be exercisable at such times and in such installments, if any, as the Committee may determine. In the event any option is exercisable in installments, any shares which may be purchased during any year or other period which are not purchased during such year or other period may be purchased at any time or from time to time during any subsequent year or period during the term of the option unless otherwise provided in the Stock Option Agreement.

            (ii) While the Committee may set any vesting schedule which it wishes, it is the expectation of the Board in adopting this Plan that the options vest during a period of up to five years after the date of grant. For example, the Committee may provide that only 25% of the shares granted under the option may be purchased during the first year after the date of grant, an additional 25% of the shares may be purchased commencing two years after the date of grant, an additional 25% of the shares may be purchased at any time three years after the date of grant and 100% of the stock may be purchased only four years after the date of grant.

           (iii) In connection with any proposed sale or conveyance of all or substantially all of the assets of the Company or of any proposed consolidation or merger of the Company or of any proposed Change in Control of the Company, the Board in its discretion may accelerate the vesting schedule of any or all options. In the event the Board does determine to accelerate the vesting schedule, it shall notify each holder of an option whose vesting schedule has been accelerated.



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          (c) Means of Exercise of Option. An option shall be exercised by written notice to the Secretary or Treasurer of the Company at its principal office. The notice shall specify the number of shares as to which the option is being exercised and shall be accompanied by payment in full of the purchase price for such shares. An optionee at his discretion may, in lieu of cash payment, deliver Common Stock already owned, with a Fair Market Value (on the date of exercise) equal to the purchase price for the shares being acquired pursuant to exercise of the option, as payment for the exercise of any option. In the event an option is being exercised in whole or in part, by any person other than the optionee, a notice of election shall be accompanied by proof satisfactory to the Company of the rights of such person to exercise said option. An optionee shall not, by virtue of granting of an option, be entitled to any rights of a shareholder in the Company and he shall not be considered a record holder of shares purchased by him until the date on which he shall actually be recorded as the holder of such shares upon the stock records of the Company. The Company shall not be required to issue any fractional shares upon exercise of any option and shall not be required to pay to the person exercising the option the cash equivalent of any fractional share interest unless so determined by the Committee.

         (d) Options Are Non-Transferrable. No stock options may be transferred by the optionee (except in connection with death or disability as provided in Section 8 (f) and (g).

         (e) Options Lapse 3 Months After Termination of Employment. In the event of the termination of an optionee's employment by the Company or its Subsidiaries at any time for any reason (excluding disability or death), his options and all rights thereunder shall be exercisable by the optionee at any time within three (3) months thereafter but only to the extent exercisable by him on the date of termination of his employment and in no event later than the termination date of his option.

         (f) Option Exercisable 12 Months After Termination in Event of Disability. In the event an employee is permanently and totally disabled (within the meaning of Section 422(c)(6), or any successor section, of the Code), his option and all rights thereunder shall be exercisable by the optionee at any time within twelve (12) months of his termination of employment, but in no event later than the termination date of the option.

         (g) Options Exercisable 12 Months After Date of Death. If an optionee shall die while in the employ of the Company or any of its Subsidiaries, his options may be exercised at any time within twelve (12), months after the date of his death, but only to the extent exercisable by the optionee at his death and the option may not be exercised later than the termination date of the option.

         (h) No Right to Continued Employment. Nothing in the Plan or in any option granted pursuant hereto shall confer on any individual any right to continue in the employ of the Company or any of its Subsidiaries or prevent or interfere in any way with the right of the Company or its Subsidiaries to terminate his employment at any time, with or without cause.


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         (i) Options Must Be Evidenced by Writing. Each option granted pursuant to the Plan shall be evidenced by a written Stock Option Agreement, duly executed by the Company and the optionee, in such form and containing such provisions as the Committee or Board may from time to time authorize or approve.

         (j) In the event of an Employee's death or disability (within the meaning of Section 422(c)(6) or any successor section, of the Code), such Employee's Designated Beneficiaries, legal representative or executor shall have the right to exercise such Employee's options to the same extent as such Employee would have under Section 8(e), (f) or (g), as applicable, as of the date on which such Employee's employment by the Company or any Subsidiary terminated.

(9.) Adjustments.

         The Stock Option Agreement shall contain appropriate provisions for the adjustment of the kind and number of shares subject to each outstanding option and the purchase price under each option in the event of any changes in the outstanding Common Stock of the Company by reason of stock dividends, stock splits, recapitalization, reorganizations, mergers, consolidations, combinations or exchange of shares, and the like. In the event of any such change or changes in the outstanding Common Stock, and as often as the same shall occur, the kind and aggregate number of shares available under the Plan shall be appropriately adjusted by the Committee or Board, whose determination shall be binding and conclusive.

(10.) Amendment and Termination.

         (a) Unless the Plan shall have been sooner terminated as provided herein, no incentive stock option shall be granted hereunder after February 24, 1998. The Board may at any time prior to that date alter, suspend or terminate the Plan as it may deem advisable, except that it may not without further shareholder approval (i) increase the maximum number of shares subject to the Plan (except for changes pursuant to Section 10), (ii) extend the period during which options may be granted or exercised or (iii) make any other change unless the Board determines that the change would not materially increase the cost of the Plan to the Company. Except as otherwise hereinafter provided, no alteration, suspension or termination of the Plan may, without the consent of the employee to whom any option shall have theretofore been granted (or the person or persons entitled to exercise such option under Section 8(f) or (g) of the Plan), terminate his option or adversely affect his rights thereunder.


         (b) Anything herein to the contrary notwithstanding, in the event that the Board shall at any time declare it advisable to do so in connection with any


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proposed sale or conveyance of all or substantially all of the assets of the
Company or of any proposed consolidation or merger of the Company, the Company may give written notice to the holder of any option that his option may be exercised only within thirty (30) days after the date of such notice but not thereafter, and all rights under said option which shall not have been so exercised shall terminate at the expiration of such thirty (30) days, provided that the proposed sale, conveyance, consolidation or merger to which such notice shall relate shall be consummated within six (6) months after the date of such notice. In the event such notice shall have been given, any such option may be exercised either in whole or in part notwithstanding the vesting period required under the terms of the option for the exercise thereof. If such proposed sale, conveyance, consolidation or merger shall not be consummated within said time period, no unexercised rights under any option shall be affected by such notice except that such option may not be exercised between the date of expiration of such thirty (30) days and the date of the expiration of such six (6) months.

(11.) Indemnification.

         Any member of the Committee or the Board who is made, or threatened to be made, a party to any action or proceeding, whether civil or criminal, by reason of the fact that he is or was a member of the Committee or the Board insofar as relates to the Plan shall be indemnified by the Company, and the Company may advance his related expenses, to the full extent permitted by law and/or the By-Laws of the Company.

(12.) Effective Date of the Plan.

         The Plan shall become effective on, and options may be granted thereunder after February 24 1988, provided, however, that if the Plan shall not be approved by the holders of a majority of the outstanding voting stock of the Company within twelve months of said date, the Plan and all options granted thereunder shall be and become null and void, and provided, further, that no options granted by the Committee may be exercised prior to the approval of the Plan by shareholders.

(13.) Expenses.

         The Company shall pay all fees and expenses incurred in connection with the establishment and administration of the Plan.


(14.) Government Regulations, Registration and Listing of Stock.

         (a) The Plan, and the grant and exercise of options thereunder, and the Company's obligation to sell and deliver stock under such options, shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any regulatory or governmental agency as may be required.


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         (b) Unless a registration statement under the Securities Act of 1933 and the applicable rules and regulations thereunder (collectively the "Act") is then in effect with respect to shares issued upon exercise of any option (which registration shall not be required), the Company shall require that the offer and sale of such shares be exempt from the registration provisions of said Act. In furtherance of such exemption, the Company may require, as a condition precedent to the exercise of any option, that the person exercising the option give to the Company a written representation and undertaking, satisfactory form and substance to the Company, that he is acquiring the shares for his own resale thereof and otherwise establish to the Company's satisfaction that the offer or sale of the shares issuable upon exercise of the option will not constitute or result in any breach or violation of the Act or any similar state act or statute or any rules or regulations thereunder. In the event a registration statement under the Act is not then in effect with respect to the shares of Common Stock issued upon exercise of an option, the Company shall place upon any stock certificate an appropriate legend referring to the restrictions or disposition under the Act.

         (c) In the event the class of shares issuable upon the exercise of any option is listed on any national securities exchange, the Company shall not be required to issue or deliver any certificate for shares upon the exercise of any option prior to the listing of the shares so issuable on such national securities exchange and prior to the registration of the same under the Securities Exchange Act of 1934 or any similiar act or statute.